Aircraft Impairment Charges on Flight Equipment Held for Use	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Aircraft Impairment Charges on Flight Equipment Held for Use
Aircraft Impairment Charges on Flight Equipment Held for Use

H. Aircraft Impairment Charges on Flight Equipment Held for Use

        Management evaluates quarterly the need to perform a recoverability assessment of aircraft in our fleet considering the requirements under GAAP. Recurring recoverability assessments are performed whenever events or changes in circumstances indicate that the carrying amount of our aircraft may not be fully recoverable, which may require us to change our assumptions related to future estimated cash flows. The events or changes in circumstances considered include potential sales, changes in contracted lease terms, changes in the status of an aircraft as leased, re-leased, or not subject to lease, repossessions of aircraft, changes in portfolio strategies, changes in demand for a particular aircraft type and changes in economic and market circumstances. Any of these events would be considered when it occurs before the financial statements are issued, including lessee bankruptcies occurring subsequent to the balance sheet date.

        During the three and nine months ended September 30, 2012, we recorded impairment charges of $61.2 million and $102.7 million, respectively, as a result of our recurring recoverability assessments. We recorded impairment charges on six aircraft (including one aircraft that had previously been impaired) during the three months ended September 30, 2012, and recorded impairment charges on ten aircraft (including one aircraft that had previously been impaired) during the nine months ended September 30, 2012.

        During the three and nine months ended September 30, 2011, we recorded impairment charges of $1.5 billion relating to 95 aircraft, primarily due to changes in the holding period and residual values of certain out-of-production aircraft or aircraft impacted by new technology developments. These charges resulted from our analysis of then-current macro-economic factors and our acquisition of AeroTurbine when performing our 2011 annual recoverability assessment.

Note F—Aircraft Impairment Charges on Flight Equipment Held for Use

        We recorded the following impairment charges on flight equipment held for use during the years ended December 31, 2011, 2010 and 2009.

	December 31,
	2011			2010		2009
	Aircraft Impaired or Adjusted		Impairment Charges and Fair Value Adjustments	Aircraft Impaired or Adjusted	Impairment Charges and Fair Value Adjustments	Aircraft Impaired or Adjusted	Impairment Charges and Fair Value Adjustments
	(Dollars in millions)
Impairment charges on aircraft held for use due to Airbus announcement of its neo aircraft	—		$—	61	$602.3	—	$—
Impairment charges on aircraft due to recurring assessments	97	(a)	1,523.3	21	508.1	3	50.9
Impairment charges on aircraft under lease with customers that ceased operations	3	(b)	43.9	0	—	—	—

Total Impairment charges on flight equipment held for use	100		$1,567.2	82	$1,110.4	3	$50.9

(a)
Includes impairments on one aircraft owned by our AeroTurbine subsidiary.

(b)
Number of aircraft does not include two aircraft upon which impairment charges had been recorded earlier in 2011.

  For the year ended December 31, 2011

        Management uses its judgment when determining the assumptions used in the recoverability analysis, taking into consideration historical data, current macro-economic and industry trends and conditions, any changes in management's holding period intent for any aircraft and any events happening before the issuance of financial statements that management needs to consider, including subsequent lessee bankruptcies.

        In updating these critical and significant assumptions used in our recoverability assessment for 2011, we considered:

        Market Conditions:    We considered current and future expectations of the global demand for a particular aircraft type and historical experience in the aircraft leasing market and aviation industry, as well as information received from third party sources. Factors taken into account included the impact of fuel price volatility and higher average fuel prices; the growing impact of new technology aircraft (announcements, deliveries and order backlog) on current and future demand for mid-generation aircraft; the higher production rates sustained by manufacturers for more fuel-efficient newer generation aircraft during the recent economic downturn; the unfavorable impact of low rates of inflation on aircraft values; current market conditions and future industry outlook for future marketing of older mid-generation aircraft and aircraft that are out of production; and a decreasing number of lessees for older aircraft.

        Portfolio Management Strategy:    We took into account our new end-of-life management capabilities resulting from our acquisition of AeroTurbine, which we completed on October 7, 2011. The acquisition of AeroTurbine provides us with increased choices in managing the end-of-life of aircraft in our fleet and makes the part-out of an aircraft a more economically and commercially viable option by bringing the requisite capabilities in-house and eliminating the payment of commissions to third parties. While our overall business model has not changed, our expectation of how we may manage specific aircraft that are out of production, or specific aircraft that have been impacted by new technology developments, has changed due to the AeroTurbine acquisition. Parting-out aircraft also enables us to retain greater cash flows from an aircraft during the last cycle of its life by allowing us to eliminate certain maintenance costs and realize higher net overhaul revenues resulting in changes in cash flow assumptions.

        Subsequent Events:    We also considered events subsequent to December 31, 2011, in evaluating the recoverability of our fleet as of December 31, 2011. Specifically, four of our customers, including one with two separate operating certificates, declared bankruptcy or ceased operations subsequent to December 31, 2011. We took into account lessee non-performance, as well as management's expectation of whether to re-lease or part-out the aircraft, which changed the projected lease cash flows of the affected aircraft.

        The result of the assessment based on our updated assumptions indicated that the book values of 95 aircraft were not fully recoverable, and these aircraft were deemed impaired. Most of the aircraft reviewed were in the second half of their estimated 25-year useful life, and were aircraft that are out of production, or have been impacted by new technology developments. We recorded impairment charges aggregating $1.6 billion related to 100 impaired aircraft for the year ended December 31, 2011. Of the $1.6 billion in impairment charges recognized, $43.9 million related to repossessions and early returns of aircraft that were leased to airlines that ceased operations subsequent to December 31, 2011.

        Subsequent to December 31, 2011, four of our customers, including one with two separate operating certificates, declared bankruptcy or ceased operations or its equivalent. As a result, we performed a revised analysis of the recoverability of all aircraft that were under lease with these customers, and determined that the book value of three additional aircraft was not fully recoverable.

  For the year ended December 31, 2010

        During the year ended December 31, 2010, we recorded the following impairments to our fleet held for use:

  •
  At the end of the third quarter of 2010, we had 13 passenger configured 747-400s and 11 A321-100s in our fleet. After consideration of then current marketplace factors, management's estimate of the future lease rates for 747-400s and A321-100s had declined significantly. The decline in expected lease rates for the 747-400s was due to a number of unfavorable trends, including lower overall demand, as airlines replace their 747-400s with more efficient newer generation widebody aircraft. As a result, the global supply of 747-400 aircraft that were for sale, or idle, had increased. It was expected that these unfavorable trends would persist and that the global supply of 747-400s that were for sale or idle would continue to increase in the future. The decline in A321-100 lease rates was primarily due to continued and accelerated decrease in demand for this aircraft type, which is attributable to its age and limited mission application. As a result of the decline in lease rates, seven 747-400s, five A321-100s, and four other aircraft in our fleet held for use were deemed impaired in the third quarter of 2010 when we performed our assessments. As a result, we recorded impairment charges aggregating $417.7 million to write these aircraft down to their respective fair values. The estimated undiscounted cash flows on the remaining six 747-400s and six A321-100s supported the carrying value of those aircraft. The fair value of flight equipment is determined using an income approach based on the present value of cash flows from contractual lease agreements, contingent rentals where appropriate, and projected future lease payments, which extend to the end of the aircraft's economic life in its highest and best use configuration, as well as a disposition value, based on the expectations of market participants.

  •
  On December 1, 2010, Airbus S.A.S. ("Airbus") announced the new narrowbody neo aircraft with new fuel-efficient geared turbofan engine options. The re-engineered aircraft is expected to provide up to 15% fuel savings and greater range or more payload capacity. Airbus expects to start deliveries of the neo aircraft in 2016. At December 31, 2010, we had identified approximately 78 narrowbody aircraft with first generation engines that may be negatively impacted by the introduction of narrowbody neo aircraft equipped with the new engines and, as part of our on-going fleet assessment, we performed a recoverability analysis on those aircraft, using revised cash flow assumptions. Based on the recoverability analysis, 61 of these 78 aircraft were deemed impaired and we recorded impairment charges of approximately $602.3 million.

  •
  At the end of the fourth quarter of 2010, we performed a recoverability assessment of our entire fleet. The results of this assessment indicated that five aircraft were not recoverable and were deemed impaired as of December 31, 2010. As a result, we performed a fair value analysis and recorded impairment charges of $82.3 million in the fourth quarter 2010.

  •
  We recorded an impairment charge of $8.1 million relating to an aircraft that was subject to litigation. The aircraft was subsequently designated for part-out and removed from our fleet held for use.

  For the year ended December 31, 2009

        Impairment charges on flight equipment held for use for the year ended December 31, 2009 were $50.9 million. As the result of a recoverability analysis performed during the fourth quarter of 2009, it was deemed that the carrying value of three aircraft in our fleet were not recoverable. As such, fair value estimates were calculated on all three aircraft, and impairment charges were recorded to reduce the carrying value of these aircraft to their respective fair values.

  Change in Accounting Estimate

        In the third quarter of 2011, when we performed our full fleet annual assessment of aircraft recoverability, management evaluated and updated many key assumptions regarding our fleet, including the holding period, residual value and end-of-life options of aircraft that are out of production, or aircraft impacted by new technology developments. Management concluded that we currently expect to dispose of certain aircraft prior to the conclusion of their previously estimated useful lives. As discussed above, our decision for changing the estimated useful lives and/or residual values of these aircraft were based on recent developments and, in part, on our acquisition of AeroTurbine, which we completed on October 7, 2011, which will give us economically viable disposal options with the in-house capability to part-out aircraft. Our annual assessment identified 239 aircraft that were either aircraft out of production or impacted by new technology developments. Out of these 239 aircraft, we changed the estimated useful life of 140 aircraft beginning in the fourth quarter of 2011. The aggregate net book value of the 239 aircraft at December 31, 2011, subsequent to impairments recorded, was $6.2 billion. We also changed the estimated useful life of our ten freighter aircraft from 35 years to 25 years, primarily due to the prospect of more fuel-efficient wide-body aircraft entering the market place, which will diminish demand for older freighters in the future.

        The revisions in our estimates used in the calculation of depreciation expense will accelerate the future depreciation on the above mentioned aircraft, which will be partly offset by the reduction in carrying value due to impairment charges recorded on many of these aircraft through December 31, 2011. As a result of these factors, our depreciation expense increased for these aircraft by approximately $23 million in the fourth quarter of 2011, as compared to the three months ended September 30, 2011. Further, over time, future depreciation is expected to decrease as these aircraft reach the end of their holding periods. We estimate an annual increase in depreciation for the year ended December 31, 2012, of approximately $24 million for these aircraft.